DELIVER INSPIRATION & HEALTH

DIH

DIH

DEDICATED TO RESTORING MOBILITY AND ENHANCING HUMAN PERFORMANCE

Investor Presentation
March 2024

Nasdaq: DHAI

FORWARD LOOKING STATEMENT AND DISCLAIMER

In this presentation, "DIH", "DIH Medical", the "Company", "we", "us" and "our" mean DIH Holding US, Inc. All amounts are in U.S. dollars unless otherwise indicated. The information contained herein does not purport to contain all of the information about the Company. The information contained herein has not been independently verified. No representations or warranties are made or implied with respect to the information contained herein.

This presentation contains forward-looking statements with respect to the Company. These forward-looking statements, by their nature, require the Company to make certain assumptions and necessarily involve known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, including without limitation the successful and timely completion and the commercialization of the products referred to herein. Forward-looking statements are not guarantees of performance. These forward-looking statements, including financial outlooks and strategies or deliverables stated herein, may involve, but are not limited to, comments with respect to the Company's business or financial objectives, its strategies or future actions, its targets, expectations for financial condition or outlook for operations. Words such as "may", "will", "would", "could", "expect", "believe", "plan", "anticipate", "intend", "estimate", "continue", or the negative or comparable terminology, as well as terms usually used in the future and conditional, are intended to identify forward-looking statements.

Information contained in forward-looking statements is based upon certain material assumptions that were applied in drawing a conclusion or making a forecast or projection, including perceptions of historical trends, current conditions and expected future developments, as well as other considerations that are believed to be appropriate in the circumstances. These assumptions are considered to be reasonable based on currently available information, but the reader is cautioned that these assumptions regarding future events, many of which are beyond its control, may ultimately prove to be incorrect since they are subject to risks and uncertainties that affect the Company and its business. The forward-looking information set forth therein reflects expectations as of the date hereof and is subject to change thereafter. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Undue reliance should not be placed on forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement.

This presentation is not intended to form the basis of any investment decision and there can be no assurance that any transaction will be undertaken or completed in whole or in part. The delivery of this presentation shall not be taken as any form of commitment on the part of the Company or its stockholders to proceed with any transaction, and no offers will subject the Company or its stockholders to any contractual obligations before definitive documentation has been executed. The Company reserves the right at any time without prior notice and without any liability to (i) negotiate with one or more prospective investors in accordance with any timetable and on any terms that the Company may decide, (ii) provide different information or access to information to different prospective investors, (iii) enter into definitive documentation and (iv) terminate the process, including any negotiations with any prospective investor without giving any reasons therefor.

DIH

DIH at a glance:

Robotic-enabled movement platform improving the lives of people with disabilities and functional impairments

TOTAL SOLUTION PROVIDER IN NEURO-REHABILITATION AND HUMAN PERFORMANCE RESEARCH



Improving lives by **providing** human movement therapy while **empowering** leading scientists and clinics to study balance and movement disorders **through Advanced Technology**.



ADDRESSING INCREASED MARKET DEMAND BY PROVIDING INNOVATIVE SOLUTIONS FOR HOSPITALS, CLINICS, AND RESEARCH INSTITUTIONS



- DIH – a Global Solution Provider, has **the broadest portfolio in neuro-rehabilitation and human performance research**, with over **4,500 devices installed.**
- With an aging population and an increasing number of people living with neurological diseases, hospitals and clinics will be understaffed; **robotic rehabilitation** fills the gap and **helps therapists and patients thrive.**
- **More intensive, repetition-based therapy**, supported by Advanced Technology **is shown to have superior patient outcomes** and can send them home sooner.
- **Technology solves the supply-demand problem** in rehabilitation settings **by allowing occupational and physical therapists to work with multiple patients effectively.**
- **Bridging the gap** between Clinical and Research applications **by enabling and inventing** the most advanced technological ways **to study and treat balance and movement disorders.**

DIH AT A GLANCE

DIH

1 HQ
DIH Holding US

5 Commercial Regions
USA, Singapore, Chile, Slovenia, Germany

3 Sites
For R&D and manufacturing in CH,NL and USA

243 Employees
in **9** global locations from **33** nationalities



19 Products & Systems

4,500+ Devices installed[1]

1,500+ Medical device registrations in **75** countries

$55M FY23[2] Revenue
12% YoY increase

$69M FY23 Sales Orders[3]
11% YoY increase

1,800 Customer Accounts

[1] Includes clinical and research install base
[2] FY23 year ending March 2023
[3] Signed sales orders represent the pipeline of sales for DIH generated during a prescribed period

Meeting market demands with innovative Advanced Technologies

MARKET OPPORTUNITY: END-TO-END BROAD MARKET COVERAGE

Health Providers

Research Facilities


Motek

Rehabilitation Hospitals



Physical Therapy and Rehab Clinics



Patients

Neurological

- Stroke
- SCI & cerebral palsy
- Parkinson's disease
- Traumatic brain injury

Orthopedic

- Amputation
- Osteoarthritis
- Musculoskeletal disorders

Geriatric & Pediatric

- Aging population with an increased risk of falling and functional impairment
- Pediatric patients with mobility impairments

INTEGRATED SOLUTIONS FOR THE ENTIRE CONTINUUM OF CARE ACROSS MULTIPLE MARKETS

DIH

Motek — Research & Human Movement Labs*
("Research Market")



CAREN EXTENDED
M-GAIT
CAREN DOME
GRAIL

D-FLOW

Hocoma — Rehabilitation Hospitals and Outpatient Clinics
("Hospital and Clinic Market")

ARM & HAND



ARMEO POWER
ARMEO SPRING / SPRING PRO
ARMEO SENSO

GAIT & BALANCE



ERIGO[1]
LOKOMAT[1]
SAFEGAIT[1]
RYSEN
ANDAGO
C-MILL[2]

DATA INTEGRATION

HocoNet[3]

*Motek products are currently being sold by DIH through an exclusive relationship between Motek and DIH

[1] Two product lines available [2] Product line consists of three products [3] Prototype available; In development

GLOBAL TRENDS AND MARKET DRIVERS

DIH

Aging population

>1B

Members of a growing elderly population, worldwide[1]

46%+

of the world's aging population has disabilities[2]

Increasing neurological disorders and related disabilities

Est. **15%**

of the global population is affected by neurological disorders[3]

38%+

of stroke survivors were found to have disabilities[4]

Need of care and lack of therapist

Est. **2.4B**

People are currently living with a health condition that may benefit from rehabilitation[5]

1.09

physiotherapists per 1,000 people[6]

Advanced Technology is key to meeting market demands.

[1] WHO: Ageing and Health; https://www.who.int/news-room/fact-sheets/detail/ageing-and-health
[2] United Nations: Aging and Disability; https://www.un.org/development/desa/disabilities/disability-and-ageing.html
[3] https://pubmed.ncbi.nlm.nih.gov/36902495/
[4] NCBI: Causes and Trends of Disabilities in Community-Dwelling Stroke Survivors: A Population-Based Study; https://www.ncbi.nlm.nih.gov/pmc/articles/PMC9833459/

[5] WHO: Rehabilitation; https://www.who.int/news-room/fact-sheets/detail/rehabilitation#:~:text=Globally%2C%20an%20estimated%202.4%20billion,and%20characteristics%20of%20the%20population.
[6] 2020: WorldPhysio: https://world.physio/sites/default/files/2021-02/AMC2020-Europe.pdf // WHO: https://www.who.int/data/gho/indicator-metadata-registry/imr-details/3408; https://www.theglobaleconomy.com/rankings/physiotherapists_per_1000_people/

CONTINUUM OF CARE FOR UPPER EXTREMITIES REHABILITATION

PATIENT NEEDS

SELF-DIRECTED TRAINING



ARMEO®SENSO

ARM WEIGHT SUPPORT TRAINING



ARMEO®SPRING PRO & ARMEO®SPRING

ROBOTIC ARM MOVEMENT SUPPORT TRAINING



ARMEO®POWER

PATIENT ABILITY (MMT) | **MMT 0** | **MMT 1** | **MMT 2** | **MMT 3** | **MMT 4** | **MMT 5**

MMT: Manual Muscle Test for shoulder and/or elbow; MMT 2 for Armeo Senso =with arm weight support

CONTINUUM OF CARE FOR LOWER EXTREMITIES REHABILITATION


PATIENT NEEDS
GAIT ADAPTABILITY TRAINING
OVERGROUND BODY WEIGHT SUPPORT
OVERGROUND GAIT AND BALANCE TRAINING
REPETITIVE, PHYSIOLOGICAL GAIT TRAINING
MOBILIZATION AND VERTICALIZATION
C-MILL
RYSEN™
SAFEGAIT*
ANDAGO®
LOKOMAT®
ERIGO®
PATIENT ABILITY (FAC)
FAC 0
FAC 1
FAC 2
FAC 3
FAC 4
FAC 5

FAC: Functional Ambulation categories

* Available only in the USA

RESEARCH PORTFOLIO

INTENDED USE

TARGETS ALL ASPECTS OF BALANCE AND LOCOMOTION. THE USE OF VIRTUAL REALITY ENABLES RESEARCHERS TO ASSESS THE SUBJECT'S BEHAVIOR AND INCLUDES SENSORY INPUTS LIKE VISUAL, AUDITORY AND VESTIBULAR.



CAREN EXTENDED*
Computer Assisted Rehabilitation Environment



CAREN HIGH END*
Computer Assisted Rehabilitation Environment

PROVIDES ANALYSIS AND THERAPY IN CHALLENGING CONDITIONS TO IMPROVE GAIT, WHILE REAL-TIME FEEDBACK ENABLES ANALYSIS AND TRAINING DURING THE SAME SESSION.



GRAIL*
Gait Real-time Analysis Interactive Lab

ENABLES MULTIPLE SYSTEM ENHANCEMENTS FOR ADDED FUNCTIONALITY OF GAIT-LAB.



M-GAIT*
Modular Gait Lab

*Motek products are currently being sold by DIH through an exclusive relationship between Motek and DIH

A TRUSTED PARTNER EVERY STEP OF THE WAY

DIH provides **a broad portfolio of devices** and an **extensive range of services**, to become a Total Solution partner for our customers

BUSINESS MODEL and PLANNING

We provide guidelines and support customers in building their rehabilitation project. **We find the right solution to match the organizations' needs, space and budget.**

CLINICAL SERVICES

To help make the best use of our solutions, we offer **clinical integration consulting and ongoing support,** as well as education and training.

TECHNICAL SERVICES

We provide **technical support and regular maintenance** after installation so customers can maintain **clinical routines without disruption.**

RESEARCH SERVICES

Research drives us forward and our **support and services** help institutions initiate their own research programs.

MARKETING SERVICES

Customers **immediately stand out from other rehabilitation facilities.** With our support we make sure they are seen and heard.

TRUSTED BY LEADING REHABILITATION AND RESEARCH INSTITUTIONS

DIH

Mayo Clinic
Shirley Ryan AbilityLab
Select Medical
Chapman University
MossRehab Einstein Healthcare Network
Sheltering Arms Institute – A collaboration with VCUHealth
MIT Lincoln Laboratory
Spaulding Rehabilitation Network
Craig
Kessler Rehabilitation Center
Cleveland Clinic
Encompass Health
The Wellington Hospital part of HCA Healthcare UK
Johns Hopkins Medicine
Institut Guttmann
Kliniken Valens
세브란스 Severance
cereneo Center for Neurology & Rehabilitation
The University of Melbourne
VAMED health.care.vitality.
Tan Tock Seng Hospital
Der Balgrist
ETH zürich
BU Bournemouth University

>60

Leading Institutions trust DIH

DIH collaborates with world renowned institutions in rehabilitation and research as reference centers and innovation partners

MARKET LEADING PRODUCT INVESTIGATION AS EVIDENCED BY TOTAL NUMBER OF PUBLICATIONS[1]



LOKOMAT
610



CAREN
204*



ARMEO LINE
217



GRAIL & M-Gait
234*



ERIGO
60



C-Mill
70*

>1,300

Published Publications

>1,000 publications in peer-reviewed[2] journals
40+ ongoing studies

[1] The Knowledge Platform includes all research articles, conference proceedings, and theses available on our devices and can be accessed via knowledge.hocoma.com and knowledge.motekmedical.com

[2] Reviewed and evaluated by a group of experts in the field before the article is published.

*Motek Products are currently being sold by DIH through an exclusive relationship between Motek and DIH

COMPETITIVE LANDSCAPE

DIH

LiteGait
motorika
bama technology
QJ REHAB
WALKBOT
XIANGYU MEDICAL

Early Entrants

BTE
ekso BIONICS
EKSO (NASDAQ)
ReWalk Robotics
RWLK (NASDAQ)
dorsaVi
DVL (ASX)
tyromotion
Bioness
REHA TECHNOLOGY
THERA TRAINER
AXINESIS ADVANCING REHABILITATION
Aretech
BIONIK

Emerging Players

DIH

Industry Leader

DIH is uniquely positioned as a leader in rehabilitation-tech and research markets

SOURCES OF COMPETITIVE ADVANTAGE

DIH

Leading Technology

Highly recognized premier brands and technologies in our industry, endorsed by leading rehabilitation institutes and opinion leaders

Product Portfolio

Broadest product portfolio in advanced robotics and sophisticated VR-enabled movement systems; most competitors operate in a single product category

Industry Experience

Organizational breadth and depth with significant experience in acquisition integration; key to our growth strategy and differentiation from competitors that are early in their organizational life cycles

Innovation

Sustained innovation capabilities with decades of proven expertise and resources

Tech Partnerships

Platform and core technology (hardware and software) supported by strong partnerships with leading research groups

Network Effect

Strong supporting functions and operational infrastructure that establish a platform network effect which will be difficult to replicate

Commercial Reach

Strong global market coverage with approx. 3-5x more sales volume than competitors

DIH

Global Market

$14.9B[1]
Total global rehabilitation equipment market

~$590M[1]
Rehabilitation Robots Market

~27%[1]
Estimated market CAGR through 2027

- Global solution provider combining innovative robotic and VR technologies with clinical integration and proprietary insights.
- Transformative total solutions provider and consolidator in a fragmented and manual-labor-driven industry.
- Innovative and broad product portfolio, covering the entire continuum of care.
- Strong financial profile with $55M revenue in FY23, representing 12% year-over-year growth.

[1] "Rehabilitation Robots Market by Product, End user and Geography – Forecast and Analysis (2023 – 2027)" November 2022

Way Forward - Investment Opportunity

TRANSFORMING THE REHABILITATION CARE MODEL

Acute Rehab

Outpatient Clinics

Rehab Hospitals

Long-Term Care & Skilled Nursing Facilities

$50B in manual therapies costs[1]

High manual therapies costs are primed for disruption across care centers

Robotic solutions provide value and save costs, creating flexibility within institutional budgets

[1] Grandview Research, October 14, 2022

STRATEGIC GROWTH

Penetrate Markets	Drive Market Standardization	Develop Total Solutions
Expand presence in US and EU	Leverage global platforms and infrastructure	Provide fully supported product ecosystems
Prioritize product innovation and integration efforts	Realize economies of scale	Create significant value and cost savings for providers
Enter new institutions	Execute strong M&A targeting	Enhance the therapy business model
Further penetrate existing accounts		
Phase 1	**Phase 2**	**Phase 3**

Financial Highlights

STRONG REVENUE GROWTH AND MARKET PENETRATION

DIH

1H24 Performance

Revenue of **$27.3M**, an increase of **58% over 1H23**

- 78% devices
- 22% services

Sales Orders[1] of **$36.5M**, an increase of **15% over 1H23**

- 79% in clinic and research
- 21% in hospital

46% Gross Margin


15% YoY Growth
58% YoY Growth
22% YoY Growth
$31.7M
$36.5M
$17.3M
$27.3M
$10.3M
$12.5M
Dollars ($M)
0
5
10
15
20
25
30
35
40
Sales Orders
Revenue
Gross Profit
1H 2023
1H 2024

[1]Signed sales orders represent the pipeline of sales for DIH generated during a prescribed period

DIH EXECUTIVE OFFICERS



Jason Chen
Chief Executive Officer and Chairman of the Board

CardinalHealth™
GE Healthcare



Lynden Bass
Chief Financial Officer

Deloitte.
Rather OUTDOORS
PA|C Preferred Apartment Communities



Dr. Patrick Bruno
Chief Market Officer

QIAGEN
SIEMENS

INTERNATIONAL MANAGEMENT TEAM



CEO and Chairman of the Board
Jason Chen



Chief Financial Officer
Lynden Bass



Chief Market Officer
Hospital & Clinic
Patrick Bruno



Vice President
Research
Frans Steenbrink



Vice President
Global Customer Success
Marco Albuquerque



Senior Vice President
Sales – EMEA Indirect
Slavko Skafar



Vice President
Global Operations
Walther Geiger



Vice President
FP&A and Commercial Operations Finance
LaTonya Vincent

We are proud to improve lives.

Everyday.

PATIENT STORY

Differentiated technology and intensive training can significantly reduce disabilities

Competitive golfer Mike Jones' world changed when he was involved in a motorcycle accident that claimed his leg.

Thanks to advanced rehabilitation robotics and new physical therapy techniques, Mike found what he was looking for to allow him once again to live life his way.





> **"My life has changed beyond anything I thought possible. Lying in my hospital bed, bandaged and bruised, it would have been inconceivable to think of where I am now. The C-Mill helped make this miracle happen for me."**

Mike Jones
Amputee Patient, Morello Clinic

https://youtu.be/4ix7zmyWpTM



PATIENT STORY

Differentiated technology and intensive training can improve quality of lives for pediatric patients

Diagnosed with cerebral palsy with an official statement saying that she would not be able to walk.

Thanks to the intensive rehabilitation including intensive gait training with the Lokomat, Nele can walk now.

She has impressive outcomes and now has more confidence in daily life activities.





> "An official statement considered my daughter Nele to be untreatable. Thanks to the intensive training on the Lokomat, Nele can walk right now and has more confidence in daily life activities."

Mother of Nele Kohlof
CP Patient in Germany

https://youtu.be/NTRHeuGB890


I'm walking!
Nele!

VOICE OF THE KEY OPINION LEADERS….



"To facilitate the progression from highly intensive Lokomat robot-aided gait training to training overground for best skill transfer to daily life, we need **tools that are extremely flexible**.
The Andago offers that flexibility and ease of use and I like its versatility, which should allow us to optimally prepare our patients for the wide variety of environments and challenges they need to master in everyday activities."

Prof. Alberto Esquenazi
Chief Medical Officer, MossRehab, USA

"The CAREN system puts us on the leading edge by enabling us to **safely challenge patients** through different courses in an immersive, realistic virtual environment."

Dr. Jay Alberts
Vice Chair for Health Technology Enablement
Cleveland Clinic Neurological Institute,
Director of Cleveland Clinic's Concussion Center





"We're able to get patients walking up to 30, 40 minutes, which is a **massive difference** compared to what we're able to do without the Lokomat. One aspect that I personally like is the fact that the robot and the treadmill change speed according to the effort that the patient is putting in. I found that to be really **beneficial and motivating to the patients.**"

Tamsin Reed
Physiotherapy Clinical Lead, The Wellington Hospital, UK

hocoma.com // motekmedical.com (2018-2022)

... AND VOICE OF THE PATIENTS



"**Standing up straight and moving forward** one step after another for the first time in 22 years is a special feeling. I'm thankful to the Andago for this."

Geni Bissig
Patient with incomplete SCI

"**My life has changed beyond anything** I thought possible. Lying in my hospital bed, bandaged and bruised, it would have been inconceivable to think of where I am now. The C-Mill **made this miracle happen for me**."

Mike Jones
Amputee Patient, Morello Clinic





"After Lokomat Training, **Carson was just flying!** His mobility was better and he was so **much more self-confident**."

Mother of Carson Rush
CP patient in USA

hocoma.com // motekmedical.com (2018-2022)

DIH

THANK YOU

For more information contact
investor.relations@dih.com